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                                                                    EXHIBIT 25.2

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                           ---------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                     Rochester Gas and Electric Corporation
              (Exact name of obligor as specified in its charter)


New York                                                    16-0612110
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

89 East Avenue
Rochester, New York                                         14649
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                                 Unsecured Notes
                      (Title of the indenture securities)

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                                       1
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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                        Address
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
    Superintendent of Banks of the State of New     2 Rector Street, New York, N.Y.
     York                                           10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y.
                                                    10045

    Federal Deposit Insurance Corporation           Washington, D.C.  20429
    New York Clearing House Association             New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

                                      -2-
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     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -3-
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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of December, 2000.

                              THE BANK OF NEW YORK

                              By:            /s/STEPHEN J. GIURLANDO
                                   ---------------------------------
                                   Name:       STEPHEN J. GIURLANDO
                                   Title:      VICE PRESIDENT

                                      -4-
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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                     Dollar Amounts
                                                                            In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and                               $ 4,194,838
  coin...........................................
 Interest-bearing balances.......................                              4,596,320
Securities:
 Held-to-maturity securities.....................                                837,052
 Available-for-sale securities...................                              4,877,379
Federal funds sold and Securities purchased                                    3,085,401
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases, net of unearned
 income...............37,707,721
 LESS: Allowance for loan and
 lease losses............598,990
 LESS: Allocated transfer risk
 reserve........................12,370
 Loans and leases, net of unearned income,                                    37,096,361
  allowance, and reserve.........................
Trading Assets...................................                             10,039,718
Premises and fixed assets (including capitalized                                 740,743
 leases).........................................
Other real estate owned..........................                                  4,714
Investments in unconsolidated subsidiaries and                                   178,845
 associated companies............................
Customers' liability to this bank on acceptances                                 887,442
 outstanding.....................................
Intangible assets................................                              1,353,079
Other assets.....................................                              4,982,250
                                                                             -----------
Total assets.....................................                            $72,874,142
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
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
LIABILITIES
Deposits:
 In domestic offices.............................                            $26,812,643
 Noninterest-bearing  11,206,758
 Interest-bearing  15,605,885
 In foreign offices, Edge and Agreement                                       26,338,068
  subsidiaries, and IBFs.........................
 Noninterest-bearing  520,061
 Interest-bearing  25,818,007
Federal funds purchased and Securities sold                                    1,789,285
 under agreements to repurchase..................
Demand notes issued to the U.S.Treasury..........                                100,000
Trading liabilities..............................                              2,440,940
Other borrowed money:
 With remaining maturity of one year or less.....                              1,581,151
 With remaining maturity of more than one year                                         0
  through three years............................
 With remaining maturity of more than three years                                 31,080
Bank's liability on acceptances executed and                                     889,948
 outstanding.....................................
Subordinated notes and debentures................                              1,652,000
Other liabilities................................                              4,914,363
                                                                             -----------
Total liabilities................................                             66,549,478
                                                                             ===========
EQUITY CAPITAL
Common stock.....................................                              1,135,285
Surplus..........................................                                988,327
Undivided profits and capital reserves...........                              4,242,906
Net unrealized holding gains (losses) on                                         (11,848)
 available-for-sale securities...................
Accumulated net gains (losses) on cash flow                                            0
 hedges
Cumulative foreign currency translation                                          (30,006)
                                                                             -----------
 adjustments.....................................
Total equity capital.............................                              6,324,664
                                                                             -----------
Total liabilities and equity capital.............                            $72,874,142
                                                                             ===========

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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                                       Directors
Gerald L. Hassell
Alan R. Griffith

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